                                  EXHIBIT 9(d)

                    FORM OF AMENDED SCHEDULES A AND B TO THE
                SUB-ADMINISTRATION AGREEMENT BETWEEN ASO SERVICES
                       COMPANY AND AMSOUTH BANK OF ALABAMA

                                                       Dated: ____________, 1997

                               FORM OF SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                             AMSOUTH BANK OF ALABAMA

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund

                                         ASO SERVICES COMPANY

                                         By:  ___________________________

                                         Title:  ________________________


                                         AMSOUTH BANK OF ALABAMA

                                         By:  ___________________________

                                         Title:  ________________________

                                                   Dated: ________________, 1997

                               FORM OF SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                             AMSOUTH BANK OF ALABAMA

Name of Fund                         Compensation*
------------                         -------------

AmSouth Prime Obligations Fund       Such percentage of ASC's compensation received pursuant to
AmSouth U.S. Treasury Fund           the Management and Administration Agreement with the Trust
AmSouth Tax Exempt Fund              as shall be agreed upon from time to time between the
AmSouth Equity Fund                  parties, but in no event to exceed an annual rate of ten
AmSouth Regional Equity Fund         one-hundredths of one percent (.10%) of each such Fund's
AmSouth Balanced Fund                average daily net assets.
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund

                                          ASO SERVICES COMPANY

                                          By:  ___________________________

                                          Title:  ________________________


                                          AMSOUTH BANK OF ALABAMA

                                          By:  ___________________________

                                          Title:  ________________________

------------------
     *All fees are computed daily and paid periodically


                                       B-1